                                                                    EXHIBIT 10.1

                      Compensation Plan for Michael Perry
                      -----------------------------------


     NOW, THEREFORE, BE IT RESOLVED, That the Compensation Committee hereby approves the following plan for Michael Perry with respect to his potential compensation for 1996:



          Base Salary: $400,000

          Bonus:

               Earnings Per Share      Bonus Amount
               ------------------      ------------
               Below $0.80                    -
               $0.80                   $100,000
               $0.90                   $200,000
               $1.00                   $275,000
               $1.10                   $350,000
               $1.20                   $425,000
               $1.30                   $525,000
               $1.40                   $600,000
               $1.50                   $675,000
               $1.60                   $750,000
